Putnam Large Cap Value Fund
The fund's portfolio
1/31/23 (Unaudited)

COMMON STOCKS (95.9%)(a)
	Shares	Value
Aerospace and defense (3.1%)
Northrop Grumman Corp.	637,714	$285,721,381
Raytheon Technologies Corp.	2,954,370	294,993,845

		580,715,226
Airlines (1.0%)
Southwest Airlines Co.	5,443,691	194,720,827

		194,720,827
Automobiles (1.5%)
General Motors Co.	7,359,570	289,378,292

		289,378,292
Banks (7.4%)
Bank of America Corp.	14,530,615	515,546,220
Citigroup, Inc.	6,945,440	362,690,877
JPMorgan Chase & Co.	1,419,944	198,735,362
KeyCorp	2,083,804	39,988,199
PNC Financial Services Group, Inc. (The)	1,760,312	291,208,414

		1,408,169,072
Beverages (2.0%)
Coca-Cola Co. (The)	3,061,945	187,758,467
Keurig Dr Pepper, Inc.	5,611,080	197,958,902

		385,717,369
Biotechnology (3.3%)
AbbVie, Inc.	1,330,293	196,550,791
Regeneron Pharmaceuticals, Inc.(NON)	572,039	433,874,420

		630,425,211
Building products (1.3%)
Johnson Controls International PLC	3,591,539	249,863,368

		249,863,368
Capital markets (4.7%)
Charles Schwab Corp. (The)	4,088,148	316,504,418
Goldman Sachs Group, Inc. (The)	1,200,273	439,071,866
State Street Corp.	1,422,950	129,958,024

		885,534,308
Chemicals (4.7%)
Corteva, Inc.	4,604,852	296,782,711
DuPont de Nemours, Inc.	3,112,217	230,148,447
Eastman Chemical Co.	1,682,832	148,375,297
PPG Industries, Inc.	1,616,733	210,724,979

		886,031,434
Construction materials (1.0%)
CRH PLC (Ireland)	4,149,955	193,064,936

		193,064,936
Consumer finance (1.0%)
Capital One Financial Corp.	1,593,791	189,661,129

		189,661,129
Containers and packaging (0.7%)
Ball Corp.	2,378,450	138,520,928

		138,520,928
Diversified financial services (0.9%)
Apollo Global Management, Inc.	2,394,960	169,515,269

		169,515,269
Electric utilities (3.4%)
Constellation Energy Corp.	2,371,400	202,422,704
Exelon Corp.	5,277,669	222,664,855
NRG Energy, Inc.	6,569,052	224,792,959

		649,880,518
Electronic equipment, instruments, and components (0.5%)
Vontier Corp.	3,945,641	90,868,112

		90,868,112
Equity real estate investment trusts (REITs) (2.7%)
American Tower Corp.	592,356	132,326,407
Gaming and Leisure Properties, Inc.	4,568,973	244,714,194
Vornado Realty Trust(S)	5,858,296	142,883,839

		519,924,440
Food and staples retailing (3.1%)
BJ's Wholesale Club Holdings, Inc.(NON)	1,262,595	91,500,260
Walmart, Inc.	3,436,680	494,435,152

		585,935,412
Health-care equipment and supplies (1.4%)
Abbott Laboratories	2,388,814	264,083,388

		264,083,388
Health-care providers and services (5.1%)
Cigna Corp.	986,141	312,281,270
Elevance Health, Inc.	538,377	269,183,116
McKesson Corp.	1,011,199	382,920,837

		964,385,223
Hotels, restaurants, and leisure (1.1%)
Hilton Worldwide Holdings, Inc.	1,394,589	202,340,918

		202,340,918
Household durables (1.8%)
PulteGroup, Inc.	6,135,410	349,043,475

		349,043,475
Household products (1.3%)
Procter & Gamble Co. (The)	1,673,770	238,311,373

		238,311,373
Industrial conglomerates (1.3%)
Honeywell International, Inc.	1,190,091	248,110,172

		248,110,172
Insurance (3.5%)
American International Group, Inc.	3,516,134	222,289,991
Assured Guaranty, Ltd.(AFF)	3,017,514	188,896,376
AXA SA (France)	8,137,653	253,678,714

		664,865,081
Interactive media and services (2.7%)
Meta Platforms, Inc. Class A(NON)	3,499,550	521,327,964

		521,327,964
Life sciences tools and services (2.3%)
Danaher Corp.	567,923	150,147,483
Thermo Fisher Scientific, Inc.	518,002	295,432,081

		445,579,564
Machinery (1.2%)
Ingersoll Rand, Inc.	3,942,624	220,786,944

		220,786,944
Media (2.0%)
Charter Communications, Inc. Class A(NON)	529,843	203,623,963
Comcast Corp. Class A	4,232,333	166,542,304

		370,166,267
Metals and mining (2.2%)
Freeport-McMoRan, Inc. (Indonesia)	9,163,687	408,883,714

		408,883,714
Multi-utilities (1.4%)
Ameren Corp.	3,145,025	273,208,322

		273,208,322
Multiline retail (1.0%)
Target Corp.	1,131,485	194,773,828

		194,773,828
Oil, gas, and consumable fuels (8.7%)
ConocoPhillips	3,142,421	382,966,847
Exxon Mobil Corp.	5,945,993	689,794,648
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom)	10,168,338	298,334,568
Valero Energy Corp.	1,966,226	275,330,627

		1,646,426,690
Pharmaceuticals (4.4%)
AstraZeneca PLC ADR (United Kingdom)	4,607,933	301,220,580
Merck & Co., Inc.	3,538,827	380,105,408
Sanofi (France)	1,581,715	155,429,904

		836,755,892
Road and rail (1.2%)
Union Pacific Corp.	1,069,284	218,337,100

		218,337,100
Semiconductors and semiconductor equipment (2.7%)
NXP Semiconductors NV	594,208	109,518,476
Qualcomm, Inc.	3,090,863	411,733,860

		521,252,336
Software (4.7%)
Microsoft Corp.	1,982,957	491,396,574
Oracle Corp.	4,508,231	398,798,114

		890,194,688
Specialty retail (1.4%)
O'Reilly Automotive, Inc.(NON)	327,246	259,293,368

		259,293,368
Trading companies and distributors (1.4%)
United Rentals, Inc.(NON)	593,785	261,829,496

		261,829,496
Wireless telecommunication services (0.8%)
T-Mobile US, Inc.(NON)	1,041,164	155,456,200

		155,456,200

Total common stocks (cost $12,260,566,628)		$18,203,337,854

CONVERTIBLE PREFERRED STOCKS (1.3%)(a)
	Shares	Value
Danaher Corp. 5.00% cv. pfd.(S)	73,799	$98,853,761
T-Mobile US, Inc. 144A 5.25% cv. pfd.(NON)	117,845	142,137,568

Total convertible preferred stocks (cost $197,062,569)		$240,991,329

SHORT-TERM INVESTMENTS (3.1%)(a)
		Principal amount/shares	Value
Gotham Funding Corp. asset-backed commercial paper 4.780%, 4/18/23 (Japan)		$21,250,000	$21,036,515
GTA Funding, LLC commercial paper 4.649%, 3/21/23		65,000,000	64,592,674
Interest in $100,000,000 joint tri-party repurchase agreement dated 1/31/2023 with BNP Paribas due 2/1/2023 - maturity value of $25,885,091 for an effective yield of 4.300% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from 2.000% to 6.500% and due dates ranging from 6/1/2034 to 1/20/2053, valued at $102,012,184)		25,882,000	25,882,000
Liberty Street Funding, LLC asset-backed commercial paper 4.594%, 3/14/23 (Canada)		24,000,000	23,871,536
Liberty Street Funding, LLC asset-backed commercial paper 4.376%, 2/1/23 (Canada)		20,000,000	19,997,607
MetLife Short Term Funding, LLC asset-backed commercial paper 4.220%, 2/9/23		20,000,000	19,977,760
Mitsubishi UFJ Trust & Banking Corp./NY commercial paper 4.469%, 2/6/23		36,600,000	36,572,849
Putnam Cash Collateral Pool, LLC 4.60%(AFF)	Shares	63,893,350	63,893,350
Putnam Short Term Investment Fund Class P 4.58%(AFF)	Shares	172,040,793	172,040,793
Sumitomo Mitsui Trust Bank, Ltd./Singapore commercial paper 4.341%, 2/6/23 (Singapore)		$26,000,000	25,980,894
Sumitomo Mitsui Trust Bank, Ltd./Singapore commercial paper 4.431%, 2/2/23 (Singapore)		45,600,000	45,589,099
TotalEnergies Capital Canada, Ltd. commercial paper 4.435%, 2/13/23 (Canada)		21,500,000	21,464,884
U.S. Treasury Bills 4.493%, 3/16/23(SEGSF)		21,800,000	21,683,649
U.S. Treasury Bills 4.558%, 3/9/23(SEGSF)		2,100,000	2,090,618
Victory Receivables Corp asset-backed commercial paper 4.654%, 3/29/23 (Japan)		30,000,000	29,775,752

Total short-term investments (cost $594,498,567)			$594,449,980
TOTAL INVESTMENTS

Total investments (cost $13,052,127,764)			$19,038,779,163

	FORWARD CURRENCY CONTRACTS at 1/31/23 (aggregate face value $1,107,108,938) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Barclays Bank PLC
		British Pound	Sell	3/15/23	$177,637,171	$176,055,906	$(1,581,265)
	Goldman Sachs International
		British Pound	Sell	3/15/23	194,147,434	192,338,173	(1,809,261)
		Euro	Sell	3/15/23	46,577,541	45,172,112	(1,405,429)
	HSBC Bank USA, National Association
		British Pound	Sell	3/15/23	6,457,608	6,396,467	(61,141)
		Euro	Sell	3/15/23	59,752,164	57,944,819	(1,807,345)
	Morgan Stanley & Co. International PLC
		British Pound	Sell	3/15/23	23,308,941	23,089,647	(219,294)
		Euro	Sell	3/15/23	222,253,458	216,087,631	(6,165,827)
	NatWest Markets PLC
		British Pound	Sell	3/15/23	30,015,071	29,748,252	(266,819)
	State Street Bank and Trust Co.
		British Pound	Sell	3/15/23	60,491,523	59,963,588	(527,935)
		Euro	Sell	3/15/23	107,591,500	104,868,347	(2,723,153)
	UBS AG
		Euro	Sell	3/15/23	130,302,293	126,406,419	(3,895,874)
	WestPac Banking Corp.
		British Pound	Sell	3/15/23	69,645,229	69,037,577	(607,652)

	Unrealized appreciation						—

	Unrealized (depreciation)						(21,070,995)

	Total						$(21,070,995)
*	The exchange currency for all contracts listed is the United States Dollar.

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2022 through January 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $18,977,829,382.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value as of 10/31/22	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding at period end	Fair value as of 1/31/23
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$67,018,980	$280,222,936	$283,348,566	$654,824	$—	$—	$—	63,893,350	$63,893,350
	Putnam Short Term Investment Fund**	173,670,594	131,151,539	132,781,340	1,838,638	—	—	—	172,040,793	172,040,793

	Total Short-term investments	240,689,574	411,374,475	416,129,906	2,493,462	—	—	—		235,934,143
	Common stocks†
	Financials
	Assured Guaranty, Ltd.	219,513,573	—	42,790,529	901,051	—	17,386,228	(5,212,896)	3,017,514	188,896,376

	Total Common Stock	219,513,573	—	42,790,529	901,051	—	17,386,228	(5,212,896)	3,017,514	188,896,376

	Totals	$460,203,147	$411,374,475	$458,920,435	$3,394,513	$—	$17,386,228	$(5,212,896)		$424,830,519
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $64,178,973 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $63,893,350.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
	† Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $22,938,789.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees.The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $26,402,793 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $21,070,995 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $22,938,789 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$1,046,950,431	$—	$—
Consumer discretionary	1,294,829,881	—	—
Consumer staples	1,209,964,154	—	—
Energy	1,348,092,122	298,334,568	—
Financials	3,064,066,145	253,678,714	—
Health care	2,985,799,374	155,429,904	—
Industrials	1,974,363,133	—	—
Information technology	1,502,315,136	—	—
Materials	1,433,436,076	193,064,936	—
Real Estate	519,924,440	—	—
Utilities	923,088,840	—	—

Total common stocks	17,302,829,732	900,508,122	—
Convertible preferred stocks	—	240,991,329	—
Short-term investments	—	594,449,980	—

Totals by level	$17,302,829,732	$1,735,949,431	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(21,070,995)	$—

Totals by level	$—	$(21,070,995)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$1,092,500,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com